UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6472
Van Kampen Trust For Insured Municipals

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 10/31
Date of reporting period: 10/31/08

Item 1. Report to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Trust for Insured Municipals performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust’s financial statements and a list of trust investments as of October 31, 2008.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 10/31/08

Trust for Insured Municipals
Symbol: VIM
Average Annual	Based on	Based on
Total Returns	NAV	Market Price

Since Inception (1/24/92)	4.71%	5.02%

10-year	1.77	2.10

5-year	–2.61	–2.02

1-year	–25.92	–18.01

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial adviser. Investment returns, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

NAV per share is determined by dividing the value of the trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust’s dividend reinvestment plan, and sale of all shares at the end of the period. The trust’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the trust’s returns would have been lower.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report
For the 12-month period ended October 31, 2008

Market Conditions

The broad financial markets were highly volatile throughout the reporting period as the credit crisis intensified, the housing market continued to decline, and the economy appeared headed into recession. In early September 2008, investor confidence plummeted and the markets began a downward spiral following the government’s takeover of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. In the weeks that followed, several other financial institutions were forced into mergers, rescued by government loans, or failed altogether as the value of their assets severely eroded. The credit markets became paralyzed as banks refused to lend while investors fled risky assets in favor of Treasury securities. In an effort to unlock the credit markets, the federal government interceded with various supportive measures, including a $700 billion bailout plan.

The municipal bond market had already been under pressure for several months prior to September, due in part to the credit rating downgrades of various monoline bond insurers and the deterioration of the auction rate and variable rate markets. The failure of Lehman Brothers, however, prompted a wave of forced selling in the municipal market as leveraged buyers, mutual funds and brokerage firms began deleveraging, putting significant pressure on prices and severely eroding liquidity. As a result, municipal yields rose, particularly on the long end of the yield curve, far exceeding those of comparable Treasuries by the end of the period. For the three-month period ended October 31, 2008, the short end of the curve outperformed the long end by roughly 1,000 basis points. The disparity in performance was even greater over the one-year reporting period as the short end outperformed by more than 1,800 basis points. As would be expected in the risk-averse and volatile environment, higher-quality municipal bonds outperformed lower-quality issues. For the overall period, high yield municipal spreads widened from approximately 170 basis points to 410 basis points.

Performance Analysis

The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV and a market price basis, the Trust underperformed the Lehman Brothers Municipal Bond Index (“the Index”).

Total return for the 12-month period ended October 31, 2008

Based on	Based on	Lehman Brothers
NAV	Market Price	Municipal Bond Index

–25.92%	–18.01%	–3.30%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The Trust’s allocation to the lower-quality segment of the market hindered performance as the flight to quality that persisted throughout most of the reporting period led higher-quality issues to outperform. Overweights to lower-quality hospital and tobacco bonds relative to the Index held back relative returns as these sectors struggled during the period. The hospital sector was particularly hard hit, with spreads widening from 100 basis points to 300 basis points by the end of October. The Trust’s yield-curve positioning was also disadvantageous. We maintained an overweight exposure to the longer end of the municipal yield curve, which underperformed the short end of the curve as the curve steepened.

Other positions, however, were additive to performance during the period. The Trust’s exposure to state and local general obligation bonds enhanced returns as these higher-quality securities outperformed other sectors. Additionally, holdings in municipal auction rate securities with zero durations (a measure of interest-rate sensitivity) were additive to performance as the yield on these securities remained well above those of long-maturity municipal bonds.

The Trust’s Board of Trustees has approved a procedure whereby the Trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the Trust’s shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

Ratings Allocations as of 10/31/08 (Unaudited)

AAA/Aaa	48.4%
AA/Aa	33.9
A/A	9.9
BBB/Baa	7.4
Non-Rated	0.4

Top 5 Sectors as of 10/31/08 (Unaudited)

Hospital	19.4%
Airports	15.0
Public Education	12.2
General Purpose	5.5
Water & Sewer	5.3

Summary of Investments by State/Country Classification as of 10/31/08 (Unaudited)

Texas	13.3%
Illinois	11.8
Florida	9.9
California	9.8
Ohio	5.3
South Carolina	4.6
Kentucky	4.6
Washington	4.0
Missouri	3.2
Colorado	2.9
Indiana	2.7
Puerto Rico	2.6
Wisconsin	2.2
Alabama	2.2
Pennsylvania	2.1
Michigan	1.9
Utah	1.8
New Jersey	1.7
Hawaii	1.5
Nebraska	1.3
New York	1.2
Nevada	1.2
Arizona	0.8
South Dakota	0.8
Georgia	0.8
Rhode Island	0.8
North Carolina	0.8
West Virginia	0.7
Virginia	0.7
Wyoming	0.6
Oklahoma	0.6
Connecticut	0.5
Tennessee	0.5
(continued on next page)

Summary of Investments by State/Country Classification as of 10/31/08 (Unaudited)
(continued from previous page)

Louisiana	0.3
District of Columbia	0.3
Minnesota	0.0	*

Total Investments	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state/country classification are as a percentage of total investments. Sectors are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

Change in Investment Policy

The Trust has adopted a change in its policy regarding the credit rating on insurers of municipal securities in which the Trust invests. The Trust’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing primarily in insured municipal securities. The Trust is not changing its investment objective or its investment policy of investing in insured municipal securities.

In connection with the unusual recent instability in the marketplace, many of the insurers of municipal securities have experienced ratings downgrades by the ratings agencies that rate such insurers’ claims paying ability. This affects many mutual funds that invest in insured municipal securities because many such funds (including the Trust) currently have policies that require such funds to invest substantially all of their assets in municipal securities that are insured at the time of investment by an insurer whose claims paying ability is rated AAA. As a result of the recent downgrades, the Board of Trustees of the Trust has approved a policy change for the Trust to require the Trust to invest at least 80% of its net assets in municipal securities that are insured at the time of purchase by insurers whose claims paying ability is rated A or better by at least one nationally recognized statistical rating organization. The changed policy reflects the current state of the marketplace and reflects that the claims-paying ability of many current insurers may not be upgraded again to AAA in the near future.

Management of the Trust believes that the changed policy allows the Trust to continue to purchase higher quality insured municipal securities, while acknowledging the market price impact and moderately increased credit risk related to these downgrades among insurers. While the market risk and the credit risk of the Trust investing in insured municipal securities generally should be lower than the risks of a fund investing in similar municipal securities that are uninsured, insurance does not eliminate the market risk or credit risk of the securities in the Trust’s portfolio. A downgrade of an insurer would generally subject the Trust to potential market value declines and increased credit risk on the municipal securities insured by such insurer.

Portfolio Management Changes

Van Kampen Trust for Insured Municipals is managed by members of the Adviser’s Municipal Fixed Income team. The Municipal Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Trust’s portfolio are Robert W. Wimmel, William Black, and Mark Paris, each an Executive Director of the Adviser.

Mr. Wimmel has been associated with the Adviser in an investment management capacity since 1996 and began managing the Trust in November 2001. Mr. Black has been associated with the Adviser in an investment management capacity since 1998 and began managing the Trust in December 2007. Mr. Paris has been associated with the Adviser in an investment management capacity since 2002 and began managing the Trust in May 2008.

For More Information About Portfolio Holdings

Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a trust’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Trust’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in connection with fee waivers currently in place for the Fund and materials it had received in connection with the share repurchase program currently in place for the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Trust for Insured Municipals
Portfolio of Investments  ■  October 31, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 204.3% Alabama 4.5%
$915	Alabama Drinking Wtr Fin Auth Revolving Fd Ln, Ser A (AMBAC Insd)	5.125%	08/15/16	$923,885
1,380	Alabama Drinking Wtr Fin Auth Revolving Fd Ln, Ser A (AMBAC Insd)	5.250	08/15/18	1,391,067
525	Bessemer, AL Governmental Util Svc Corp Wtr Supply Rev Rfdg, Ser A (AGL Insd) (a)	5.000	06/01/39	463,617
1,480	Dothan-Houston Cnty, AL Arpt Auth Arpt Rev (MBIA Insd) (AMT)	5.600	12/01/20	1,356,257
500	Montgomery Cnty, AL Pub Bldg Auth Rev Wt Fac Proj (MBIA Insd)	5.000	03/01/26	481,995

				4,616,821

	Arizona 1.6%
430	Arizona St Trans Brd Hwy Rev, Ser B	5.000	07/01/25	429,007
645	Arizona St Trans Brd Hwy Rev, Ser B	5.000	07/01/26	641,214
580	Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington Proj Tucson Rfdg, Ser A (FSA Insd)	7.250	07/15/10	582,894

				1,653,115

	California 19.9%
1,000	California Hsg Fin Agy Rev Home Mtg, Ser K (AMT) (a)	5.300	08/01/23	875,950
1,000	California Hsg Fin Agy Rev Home Mtg, Ser K (AMT) (a)	5.450	08/01/28	850,520
200	California St Dept Wtr Res Wtr Rev Central VY Proj, Ser AE (a)	5.000	12/01/24	197,385
225	California St Dept Wtr Res Wtr Rev Central VY Proj, Ser AE (a)	5.000	12/01/25	220,939
225	California St Dept Wtr Res Wtr Rev Central VY Proj, Ser AE (a)	5.000	12/01/26	219,502
150	California St Dept Wtr Res Wtr Rev Central VY Proj, Ser AE (a)	5.000	12/01/27	145,159
225	California St Dept Wtr Res Wtr Rev Central VY Proj, Ser AE (a)	5.000	12/01/28	216,174
1,000	California Statewide Cmnty Dev Auth Rev Mtg Ridgecrest Regl, Ser A (MBIA Insd)	5.000	02/01/37	838,520
1,565	California Statewide Cmntys Pooled Fin Pgm, Ser S (FSA Insd)	5.250	10/01/19	1,587,161
3,390	Coachella, CA Redev Agy Tax Alloc Sub Merged Proj Areas, Ser A (AMBAC Insd)	5.250	09/01/36	2,989,607
3,000	Fortuna, CA Pub Fin Auth Rev Escrow (AGL Insd)	5.000	11/01/38	2,607,240
1,000	Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj, Ser A (Syncora Gtd)	5.000	09/01/37	787,290
3,000	Sacramento, CA City Fin Auth Rev Tax Alloc, Ser A (FGIC Insd)	5.000	12/01/34	2,483,640
2,000	University CA Rev Ltd Proj, Ser B (FSA Insd)	5.000	05/15/30	1,853,240

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,500	West Sacramento, CA Fin Auth Spl Tax Rev, Ser A (Syncora Gtd)	5.000%	09/01/26	$2,159,400
2,585	Woodland, CA Fin Auth Waste Wtr Rev Second Sr Lien (MBIA Insd)	5.000	03/01/35	2,300,986

				20,332,713

	Colorado 6.0%
910	Arkansas River Pwr Auth CO Impt (Syncora Gtd)	5.000	10/01/43	658,958
1,255	Colorado Ed & Cultural Fac Auth Rev Charter Sch Aurora Academy Proj (Syncora Gtd)	5.250	02/15/24	1,186,741
2,500	Colorado Ed & Cultural Fac Auth Rev Rfdg Charter Sch Challenge Proj (CIFG Insd)	5.000	06/01/37	2,166,200
1,200	Colorado Hlth Fac Auth Rev Catholic Hlth, Ser C5 (FSA Insd) (a)	5.000	09/01/36	1,069,650
1,400	Denver, CO Convention Ctr Hotel Auth Rev Rfdg (Syncora Gtd)	5.000	12/01/35	1,040,410

				6,121,959

	Connecticut 1.0%
1,375	Connecticut St Dev Auth Wtr Fac Rev Aquarion Wtr Co CT Proj Rfdg (Syncora Gtd) (AMT)	5.100	09/01/37	1,008,769

	District of Columbia 0.6%
250	District Columbia Wtr & Swr Auth Pub Util Rev Rfdg Sub Lien, Ser A (AGL Insd) (a)	5.000	10/01/29	231,644
375	District Columbia Wtr & Swr Auth Pub Util Rev Rfdg Sub Lien, Ser A (AGL Insd) (a)	5.000	10/01/34	334,558

				566,202

	Florida 20.3%
3,035	Auburndale, FL Wtr & Swr Rev (AMBAC Insd)	4.250	12/01/32	2,247,873
230	Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC Insd)	5.950	07/01/20	233,089
6,000	Florida St Brd Ed Lottery Rev, Ser B (BHAC Insd)	5.000	07/01/27	5,815,500
2,000	Highlands Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys, Ser B (AGL Insd) (c) (d)	12.000	11/15/37	2,000,000
250	Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT) (a)	5.375	10/01/33	201,038
550	Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT) (a)	5.500	10/01/38	439,703
4,000	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (AGC Insd) (AMT)	4.750	10/01/36	2,827,600
1,200	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (AGC Insd) (AMT)	5.000	10/01/38	879,744
2,000	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (AGC Insd) (AMT)	5.375	10/01/27	1,672,020

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$2,000	Pasco Cnty, FL Solid Waste Disp & Res Recovery Sys Rev (AMBAC Insd) (AMT) (e)	6.000%	04/01/11	$2,135,660
1,500	Port Saint Lucie, FL Spl Assmt Rev Southwest Annexation Dist, Ser 1-B (MBIA Insd)	5.000	07/01/33	1,260,660
1,000	Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd) (d)	5.350	03/15/42	945,150

				20,658,037

	Georgia 1.6%
2,000	Newton Cnty, GA Indl Dev Auth GPC Fndtn Real Estate Newton (CIFG Insd)	5.000	06/01/34	1,615,500

	Hawaii 3.0%
1,250	Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co Proj Rfdg, Ser D (AMBAC Insd) (AMT)	6.150	01/01/20	1,199,250
2,000	Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co Proj, Ser C (AMBAC Insd) (AMT)	6.200	11/01/29	1,826,960

				3,026,210

	Illinois 24.1%
725	Bolingbrook, IL Cap Apprec, Ser B (MBIA Insd)	*	01/01/32	158,920
1,275	Bolingbrook, IL Cap Apprec, Ser B (MBIA Insd) (Prerefunded @ 1/01/09)	*	01/01/32	363,821
1,925	Chicago, IL Brd Ed Rfdg, Ser C (FSA Insd) (a)	5.000	12/01/27	1,860,618
1,350	Chicago, IL Multi-Family Hsg Rev Paul G Stewart Phases I & II (GNMA Collateralized) (AMT)	4.900	03/20/44	936,130
10,000	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser B-2 (FSA Insd) (AMT) (a)	5.750	01/01/22	9,127,550
155	Chicago, IL Pk Dist Ltd Tax, Ser A (FGIC Insd)	5.500	01/01/18	159,008
1,120	Chicago, IL Proj Rfdg, Ser C (FGIC Insd)	5.500	01/01/40	1,068,626
1,000	Chicago, IL, Ser A (AGL Insd)	5.250	01/01/24	991,670
1,000	Chicago, IL, Ser A (AGL Insd)	5.250	01/01/25	988,130
1,220	Chicago, IL Unrefunded Balance 2008 Proj Rfdg (FGIC Insd)	5.250	01/01/28	1,191,110
1,770	Glenwood, IL (FSA Insd)	5.375	12/01/30	1,770,425
1,000	Illinois Ed Fac Auth Rev Robert Morris College (MBIA Insd)	5.800	06/01/30	947,010
3,000	Illinois Fin Auth Rev Resurrection Hlthcare, Ser A (FSA Insd)	5.500	05/15/24	2,972,130
1,000	Illinois Fin Auth Rev Sherman Hlth Sys, Ser 2007-A	5.500	08/01/37	691,840
1,260	Kendall, Kane & Will Cntys, IL (MBIA Insd)	5.500	10/01/12	1,327,360

				24,554,348

	Indiana 5.4%
4,600	Indiana Hlth & Ed Fac Fin Auth Rev Ascension Hlth Sr Credit, Ser B-6 (a)	5.000	11/15/36	3,796,702

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Indiana (Continued)
$1,800	New Albany Floyd Cnty, IN Sch Bldg Corp First Mtg Rfdg (FSA Insd)	5.000%	07/15/25	$1,760,004

				5,556,706

	Kentucky 9.3%
1,000	Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev Louisville Arena Sub, Ser A-1 (AGL Insd)	6.000	12/01/42	932,090
12,300	Louisville & Jefferson Cnty, KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc. (a)	5.000	10/01/30	8,561,969

				9,494,059

	Louisiana 0.7%
860	Louisiana Hsg Fin Agy Rev Azalea Estates Rfdg, Ser A (GNMA Collateralized) (AMT)	5.375	10/20/39	672,468

	Michigan 3.9%
1,000	Detroit, MI, Ser A (Syncora Gtd)	5.250	04/01/23	921,900
3,000	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	1,953,720
1,000	Monroe Cnty, MI Econ Dev Corp Ltd Oblig Rev Coll Detroit Edison Co Rfdg, Ser AA (MBIA Insd)	6.950	09/01/22	1,102,230

				3,977,850

	Minnesota 0.1%
100	Blue Earth Cnty, MN Econ Dev Auth Pub Proj Lease Rev, Ser A (MBIA Insd)	5.000	12/01/27	95,727

	Missouri 6.4%
1,000	Missouri Jt Muni Elec Util Com Pwr Proj Rev Plum Point Proj (MBIA Insd)	5.000	01/01/21	923,380
440	Missouri St Hsg Dev Com Multi-Family Hsg Brookstone, Ser A (AMT)	6.000	12/01/16	440,022
360	Missouri St Hsg Dev Com Multi-Family Hsg Truman Farm, Ser A (FSA Insd) (AMT) (d)	5.750	10/01/11	360,227
1,175	Nixa, MO Elec Sys Rev (Syncora Gtd)	5.000	04/01/25	1,014,648
2,605	Springfield, MO Pub Bldg Corp Leasehold Rev Springfield Branson Arpt, Ser B (AMBAC Insd) (AMT)	4.550	07/01/29	1,876,173
2,915	Springfield, MO Pub Bldg Corp Leasehold Rev Springfield Branson Arpt, Ser B (AMBAC Insd) (AMT)	4.600	07/01/36	1,959,987

				6,574,437

	Nebraska 2.7%
985	Nebraska Invt Fin Auth Multi-Family Rev Hsg Summit Club Apt Proj (AMT)	5.700	10/01/12	987,256
2,000	Nebraska Pub Pwr Dist Rev Gen, Ser B (BHAC Insd)	5.000	01/01/37	1,802,080

				2,789,336

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Nevada 2.5%
$4,000	Clark Cnty, NV Indl Dev Rev Southwest Gas Corp Proj, Ser A (AMBAC Insd) (AMT)	5.250%	07/01/34	$2,574,240

	New Jersey 3.5%
3,000	New Jersey Econ Dev Auth Rev Sch Fac, Ser U (FSA Insd) (a)	5.000	09/01/32	2,798,175
1,000	New Jersey Hlthcare Fac Fin Auth Rev Saint Peter’s Univ Hosp Oblig	5.750	07/01/37	777,550

				3,575,725

	New York 2.5%
3,000	Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl Arpt Term 6 (MBIA Insd) (AMT)	5.750	12/01/25	2,597,250

	North Carolina 1.6%
1,585	Brunswick Cnty, NC Enterprise, Ser A (FSA Insd)	5.250	04/01/24	1,593,084

	Ohio 10.9%
5,000	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/30	3,505,050
2,500	Cuyahoga Falls, OH, Ser 1 (MBIA Insd)	5.250	12/01/17	2,554,400
50	Hamilton Cnty, OH Swr Sys Rev Impt Metro Swr Dist, Ser B (MBIA Insd)	5.000	12/01/30	46,342
725	Lorain Cnty, OH Hosp Rev Fac Catholic, Ser A (FSA Insd) (a)	5.000	02/01/24	697,994
750	Lorain Cnty, OH Hosp Rev Fac Catholic, Ser B (FSA Insd) (a)	5.000	02/01/24	722,063
775	Lorain Cnty, OH Hosp Rev Fac Catholic, Ser C (FSA Insd) (a)	5.000	04/01/24	745,957
1,000	New Albany, OH Cmnty Auth Cmnty Fac Rev, Ser B (AMBAC Insd)	5.500	10/01/17	1,015,640
1,715	Ohio St Bldg Auth St Fac Admin Bldg Fd Proj, Ser A (FSA Insd)	5.500	04/01/18	1,785,589

				11,073,035

	Oklahoma 1.1%
1,250	Tulsa, OK Arpt Impt Tr Gen Rev, Ser A (MBIA Insd) (AMT)	6.000	06/01/20	1,174,925

	Pennsylvania 4.2%
2,000	Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburg Mercy Hlth Sys Inc (AMBAC Insd) (e)	5.625	08/15/26	2,046,620
2,300	Philadelphia, PA Redev Auth Rev Neighborhood Transformation, Ser A (FGIC Insd)	5.500	04/15/22	2,233,990

				4,280,610

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Rhode Island 1.6%
$1,500	Rhode Island Port Auth & Econ Dev Corp Arpt Rev, Ser A (FSA Insd) (AMT)	7.000%	07/01/14	$1,595,910

	South Carolina 9.5%
4,000	Dorchester Cnty, SC Sch Dist No 002 Installment Pur Rev Growth (AGL Insd)	5.000	12/01/29	3,709,640
2,310	Scago Ed Fac Corp Spartanburg Sch Dist No 3 Spartanburg Cnty (Syncora Gtd)	5.000	12/01/30	2,024,114
1,000	South Carolina Jobs Econ Dev Auth Hosp Fac Rev Palmetto Hlth Alliance Rfdg, Ser A	6.250	08/01/31	868,310
3,750	South Carolina Jobs Econ Dev Auth Indl Rev Elec & Gas Co Proj, Ser B (AMBAC Insd) (AMT)	5.450	11/01/32	3,043,313

				9,645,377

	South Dakota 1.6%
1,000	South Dakota St Hlth & Ed Fac Auth Rev Vocational Ed Prog (AGL Insd)	5.500	08/01/38	915,450
705	South Dakota St Hlth & Ed Fac Auth Rev Vocational Ed Prog, Ser A (AMBAC Insd)	5.400	08/01/13	708,250

				1,623,700

	Tennessee 1.0%
1,000	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Methodist, Ser B (FSA Insd) (a)	5.250	09/01/27	980,035

	Texas 27.1%
5,000	Dallas-Fort Worth, TX Intl Arpt Rev Impt & Rfdg, Ser A (BHAC Insd) (AMT)	5.500	11/01/31	4,456,500
1,500	Dallas-Fort Worth, TX Intl Arpt Rev Impt & Rfdg, Ser A (MBIA Insd) (AMT)	5.875	11/01/18	1,421,100
2,000	Dallas-Fort Worth, TX Intl Arpt Rev Jt Impt & Rfdg, Ser A (MBIA Insd) (AMT)	5.500	11/01/33	1,618,160
2,000	Dallas-Fort Worth, TX Intl Arpt Rev Jt Impt & Rfdg, Ser A (MBIA Insd) (AMT)	5.875	11/01/17	1,920,820
2,000	El Paso Cnty, TX Hosp Dist, Ser A (AGL Insd)	5.000	08/15/28	1,873,280
1,350	El Paso Cnty, TX Hosp Dist, Ser A (AGL Insd) (a)	5.000	08/15/37	1,197,909
1,000	Fort Bend, TX Indpt Sch Dist Rfdg & Sch Bldg (PSF Gtd)	5.000	08/15/26	990,630
2,000	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev ARS Baylor College Med, Ser A-1 (AMBAC Insd) (c) (d)	13.000	11/15/47	2,000,000
475	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev ARS Baylor College Med, Ser A-5 (AMBAC Insd) (c) (d)	13.000	11/15/47	475,000

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$2,000	Harris Cnty, TX Hlth Fac Dev Corp Rev ARS Christus Hlth, Ser A-3 (FSA Insd) (c) (d)	12.000%	07/01/31	$2,000,000
2,025	Houston, TX Util Sys Rev Rfdg Comb First Lien, Ser A (FSA Insd) (a)	5.000	11/15/36	1,822,530
1,000	Judson, TX Indpt Sch Dist Sch Bldg (AGL Insd) (a)	5.000	02/01/37	894,515
500	Laredo, TX ISD Pub Fac Corp Lease Rev, Ser A (AMBAC Insd)	5.000	08/01/29	443,770
1,000	Laredo, TX ISD Pub Fac Corp Lease Rev, Ser C (AMBAC Insd)	5.000	08/01/29	887,540
500	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500	02/15/32	391,060
925	Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg Cook Childrens Med Ctr, Ser B (FSA Insd)	5.000	12/01/30	845,274
5,000	Texas St Tpk Auth Cent TX Tpk First Tier, Ser A (AMBAC Insd)	5.500	08/15/39	4,403,500

				27,641,588

	Utah 3.8%
5,000	Utah Hsg Corp Single Family Mtg Rev, Ser E-1 (AMT) (a)	5.250	01/01/39	3,840,475

	Virginia 1.5%
1,495	Harrisonburg, VA Redev & Hsg Auth Multi-Family Hsg Rev Greens of Salem Run Proj (AMT)	6.200	04/01/17	1,494,028

	Washington 8.2%
2,000	Chelan Cnty, WA Pub Util Dist No 001 Cons Rev Chelan Hydro, Ser A (BHAC Insd) (AMT) (d)	5.600	01/01/36	1,780,880
2,760	Spokane Cnty, WA Sch Dist No 363 (MBIA Insd)	5.250	12/01/21	2,793,120
4,000	Washington St Hlthcare Fac Auth Rev Multicare Hlth Sys, Ser B (FSA Insd)	5.500	08/15/38	3,797,840

				8,371,840

	West Virginia 1.5%
1,720	Wheeling, WV Wtrwks & Swr Sys Rev Comb, Ser A (FSA Insd)	5.250	06/01/36	1,562,018

	Wisconsin 4.6%
1,000	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT) (a)	5.300	09/01/23	875,545
1,000	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT) (a)	5.500	09/01/28	855,610
1,500	Wisconsin St Hlth & Ed Fac Auth Rev Ministry Hlth (FSA Insd) (a)	5.000	08/01/34	1,309,770
1,610	Wisconsin St Rfdg, Ser 3 (MBIA Insd)	5.250	05/01/22	1,623,766

				4,664,691

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wyoming 1.3%
$1,485	Wyoming Cmnty Dev Auth Hsg Rev, Ser 1 (AMT)	5.300%	12/01/23	$1,298,395

	Puerto Rico 5.2%
5,000	Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev Rfdg, Ser Y (FSA Insd) (a)	6.250	07/01/21	5,347,900

Total Investments 204.3% (Cost $236,474,180)				208,249,083

Liability for Floating Rate Note Obligations Related to Securities Held (36.8%) (Cost ($37,485,000))
(37,485)	Notes with interest rates ranging from 1.78% to 3.32% at October 31, 2008 and contractual maturities of collateral ranging from 2021 to 2039 (See Note 1) (b)			(37,485,000)

Total Net Investments 167.5% (Cost $198,989,180)				170,764,083

Other Assets in Excess of Liabilities 3.1%				3,185,546

Preferred Shares (including accrued distributions) (70.6%)				(72,008,855)

Net Assets Applicable to Common Shares 100.0%				$101,940,774

Percentages are calculated as a percentage of net assets applicable to common shares.

*	Zero coupon bond

(a)	Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(b)	Floating rate notes. The interest rate shown reflects the rates in effect at October 31, 2008.

(c)	Security includes a feature allowing the Trust an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(d)	Variable Rate Coupon

(e)	Escrowed to Maturity

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Portfolio of Investments  ■  October 31, 2008  continued

AGC—AGC Insured Custody Certificates
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
CIFG—CDC IXIS Financial Guaranty
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
MBIA—Municipal Bond Investors Assurance Corp.
PSF—Public School Fund

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Financial Statements

Statement of Assets and Liabilities
October 31, 2008

Assets:
Total Investments (Cost $236,474,180)	$208,249,083
Receivables:
Investments Sold	8,040,853
Interest	3,331,779
Other	2,611

Total Assets	219,624,326

Liabilities:
Payables:
Floating Rate Note Obligations	37,485,000
Investments Purchased	5,299,989
Custodian Bank	2,394,517
Investment Advisory Fee	73,405
Other Affiliates	16,116
Trustees’ Deferred Compensation and Retirement Plans	303,346
Accrued Expenses	102,324

Total Liabilities	45,674,697
Preferred Shares (including accrued distributions)	72,008,855

Net Assets Applicable to Common Shares	$101,940,774

Net Asset Value Per Common Share ($101,940,774 divided by 9,647,248 shares outstanding)	$10.57

Net Assets Consist of:
Common Shares ($0.01 par value with unlimited shares authorized, 9,647,248 shares issued and outstanding)	$96,472
Paid in Surplus	142,489,153
Accumulated Undistributed Net Investment Income	852,672
Accumulated Net Realized Loss	(13,272,426)
Net Unrealized Depreciation	(28,225,097)

Net Assets Applicable to Common Shares	$101,940,774

Preferred Shares ($0.01 par value, authorized 100,000,000 shares, 2,880 issued with liquidation preference of $25,000 per share)	$72,000,000

Net Assets Including Preferred Shares	$173,940,774

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Financial Statements  continued

Statement of Operations
For the Year Ended October 31, 2008

Investment Income:
Interest	$13,658,344

Expenses:
Interest and Residual Trust Expenses	1,479,994
Investment Advisory Fee	1,222,869
Preferred Share Maintenance	232,890
Professional Fees	93,803
Accounting and Administrative Expenses	57,322
Transfer Agent Fees	29,518
Custody	28,886
Registration Fees	20,634
Reports to Shareholders	20,124
Trustees’ Fees and Related Expenses	14,736
Depreciation in Trustees’ Deferred Compensation Accounts	(57,850)
Other	12,479

Total Expenses	3,155,405
Investment Advisory Fee Reduction	222,339
Less Credits Earned on Cash Balances	968

Net Expenses	2,932,098

Net Investment Income	$10,726,246

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(9,161,102)
Futures	(2,314,202)

Net Realized Loss	(11,475,304)

Unrealized Appreciation/Depreciation:
Beginning of the Period	4,905,826
End of the Period	(28,225,097)

Net Unrealized Depreciation During the Period	(33,130,923)

Net Realized and Unrealized Loss	$(44,606,227)

Distributions to Preferred Shareholders	$(2,719,148)

Net Decrease in Net Assets Applicable to Common Shares from Operations	$(36,599,129)

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$10,726,246	$10,380,822
Net Realized Loss	(11,475,304)	(1,452,955)
Net Unrealized Depreciation During the Period	(33,130,923)	(7,373,127)
Distributions to Preferred Shareholders:
Net Investment Income	(2,719,148)	(3,351,361)

Change in Net Assets Applicable to Common Shares from Operations	(36,599,129)	(1,796,621)
Distributions to Common Shareholders:
Net Investment Income	(7,349,653)	(7,193,940)

Net Change in Net Assets Applicable to Common Shares from Investment Activities	(43,948,782)	(8,990,561)

From Capital Transactions:
Value of Common Shares Issued Through Dividend Reinvestment	164,764	-0-
Repurchase of Shares	(1,332,275)	(1,107,929)

Net Change in Net Assets Applicable to Common Shares from Capital Transactions	(1,167,511)	(1,107,929)

Total Decrease in Net Assets Applicable to Common Shares	(45,116,293)	(10,098,490)
Net Assets Applicable to Common Shares:
Beginning of the Period	147,057,067	157,155,557

End of the Period (Including accumulated undistributed net investment income of $852,672 and $204,294, respectively)	$101,940,774	$147,057,067

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Financial Statements  continued

Statement of Cash Flows
For the Year Ended October 31, 2008

Change in Net Assets from Operations (including Preferred Share Distributions)	$(36,599,129)

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of Investments	(142,424,944)
Proceeds from Sales of Investments	173,062,884
Net Sales of Short-Term Investments	6,200,000
Amortization of Premium	414,238
Accretion of Discount	(61,724)
Net Realized Loss on Investments	9,161,102
Net Change in Unrealized Depreciation on Investments	33,277,180
Decrease in Variation Margin on Futures	397,000
Increase in Interest Receivables	(163,487)
Decrease in Other Assets	499
Increase in Receivable for Investments Sold	(7,022,763)
Increase in Custodian Bank Payable	2,394,517
Decrease in Investment Advisory Fee	(17,684)
Increase in Accrued Expenses	1,676
Increase in Distributor and Affiliates Payable	428
Decrease in Trustees’ Deferred Compensation and Retirement Plans	(51,880)
Increase in Investments Purchased Payable	44,142

Total Adjustments	75,211,184

Net Cash Provided by Operating Activities	38,612,055

Cash Flows From Financing Activities
Repurchased Shares	(1,361,120)
Retirement of Preferred Shares	(18,000,000)
Dividends Paid (net of reinvested dividends $164,764)	(7,472,341)
Proceeds from and Repayments of Floating Rate Note Obligations	(11,790,000)

Net Cash Provided by Financing Activities	(38,623,461)

Net Decrease in Cash	(11,406)
Cash at the Beginning of the Period	11,406

Cash at the End of the Period	$-0-

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$1,479,994

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

	Year Ended October 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$15.11	$16.02	$16.09	$16.55	$16.37

Net Investment Income	1.11 (a)	1.06 (a)	1.00 (a)	1.03	1.02
Net Realized and Unrealized Gain/Loss	(4.61)	(0.89)	0.24	(0.42)	0.36
Common Share Equivalent of Distributions Paid to Preferred Shareholders:
Net Investment Income	(0.28)	(0.34)	(0.25)	(0.20)	(0.09)
Net Realized Gain	-0-	-0-	(0.06)	-0-	(0.01)

Total from Investment Operations	(3.78)	(0.17)	0.93	0.41	1.28
Distributions Paid to Common Shareholders:
Net Investment Income	(0.76)	(0.74)	(0.74)	(0.87)	(0.95)
Net Realized Gain	-0-	-0-	(0.26)	-0-	(0.15)

Net Asset Value, End of the Period	$10.57	$15.11	$16.02	$16.09	$16.55

Common Share Market Price at End of the Period	$11.10	$14.35	$14.19	$14.06	$15.22
Total Return* (b)	–18.01%	6.31%	8.19%	–2.08%	–2.23%
Net Assets Applicable to Common Shares at End of the Period (In millions)	$101.9	$147.1	$157.2	$157.9	$162.3
Ratio of Expenses to Average Net Assets Applicable to Common Shares* (c)	2.21%	2.34%	1.50%	1.19%	1.26%
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares* (c)	8.09%	6.79%	6.32%	6.25%	6.29%
Portfolio Turnover	55%	41%	32%	48%	25%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets Applicable to Common Shares (c)	2.38%	2.49%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (c)	7.92%	6.64%	N/A	N/A	N/A

Supplemental Ratios:
Ratio of Expenses (Excluding Interest and Residual Trust Expenses) to Average Net Assets Applicable to Common Shares (c)	1.10%	1.13%	1.26%	1.19%	1.26%
Ratio of Expenses (Excluding Interest and Residual Trust Expenses) to Average Net Assets Applicable including Preferred Shares (c)	0.67%	0.71%	0.80%	0.77%	0.81%
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (d)	6.04%	4.60%	4.73%	5.05%	5.73%

Senior Securities:
Total Preferred Shares Outstanding	2,880	3,600	3,600	3,600	3,600
Asset Coverage Per Preferred Share (e)	$60,399	$65,924	$68,720	$68,895	$70,110
Involuntary Liquidating Preference Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000
Average Market Value Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000

(a)	Based on average shares outstanding.
(b)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d)	Ratios reflect the effect of dividend payments to preferred shareholders.
(e)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Trust for Insured Municipals
Notes to Financial Statements  ■  October 31, 2008

1. Significant Accounting Policies
Van Kampen Trust for Insured Municipals (the “Trust”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s investment objective is to seek to provide a high level of current income exempt from federal income taxes, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a “when-issued” or “delayed delivery” basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2008, the Trust had no when-issued or delayed delivery purchase commitments.

C. Investment Income Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. Federal Income Taxes It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Trust adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on April 30, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued

Van Kampen Trust for Insured Municipals
Notes to Financial Statements  ■  October 31, 2008  continued

related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Trust files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four years ended October 31, 2008, remains subject to examination by taxing authorities.
The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2008, the Trust had an accumulated capital loss carryforward for tax purposes of $13,262,058, which will expire according to the following schedule.

Amount	Expiration

$597,359	October 31, 2014
1,344,719	October 31, 2015
11,319,980	October 31, 2016

At October 31, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$198,927,340

Gross tax unrealized appreciation	$1,003,402
Gross tax unrealized depreciation	(29,166,659)

Net tax unrealized depreciation on investments	$(28,163,257)

E. Distribution of Income and Gains The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.
The tax character of distributions paid during the years ended October 31, 2008 and 2007 was as follows:

	2008	2007

Distributions paid from:
Tax exempt income	10,356,253	10,513,573

Permanent differences, primarily due to book to tax accretion and amortization differences, resulted in the following reclassifications among the Trust’s components of net assets at October 31, 2008:

Accumlated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Paid in Surplus

$(9,067)	$9,067	$-0-

Van Kampen Trust for Insured Municipals
Notes to Financial Statements  ■  October 31, 2008  continued

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$95
Undistributed tax-exempt income	1,097,392
Undistributed long-term capital gain	-0-

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes.

F. Floating Rate Note Obligations Related to Securities Held The Trust enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The Trust enters into shortfall agreements with the dealer trusts, which commit the Trust to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Trust, thereby collapsing the dealer trusts. The Trust accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Trust’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At October 31, 2008, Trust investments with a value of $50,901,155 are held by the dealer trusts and serve as collateral for the $37,485,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at October 31, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal year ended October 31, 2008 were $47,618,534 and 3.108%, respectively.

G. Credit Earned on Cash Balances During the year ended October 31, 2008, the Trust’s custody fee was reduced by $968 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Trust for an

Van Kampen Trust for Insured Municipals
Notes to Financial Statements  ■  October 31, 2008  continued

annual fee payable monthly of .55% of the average daily net assets including preferred shares and leverage of $18,000,000 entered into to retire previously issued preferred shares of the Trust. The Adviser has agreed to waive investment advisory fees equal to 0.10% of the average daily net assets including current preferred shares and leverage of $18,000,000 entered into to retire previously issued preferred shares of the Trust. During the year ended October 31, 2008, the Adviser waived approximately $222,300 of its advisory fees. This waiver is voluntary and can be discontinued at any time.
For the year ended October 31, 2008, the Trust recognized expenses of approximately $20,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended October 31, 2008, the Trust recognized expenses of approximately $51,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.
The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the year ended October 31, 2008 and 2007, transactions in common shares were as follows:

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Beginning Shares	9,732,145	9,808,246
Shares Issued Through Dividend Reinvestment	12,895	-0-
Shares Repurchased*	(97,792)	(76,101)

Ending Shares	9,647,248	9,732,145

*	On February 28, 2007, the Trust commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Trust’s shares trade from their net asset value. For the years ended October 31, 2008 and 2007, the Trust repurchased 97,792 and 76,101 of its shares at an average discount of 7.11% and 5.85%, respectively from net asset value per share. The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to the review of the Trustees.

Van Kampen Trust for Insured Municipals
Notes to Financial Statements  ■  October 31, 2008  continued

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $142,424,944 and $173,062,884, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
In order to seek to manage the interest rate exposure of the Trust’s portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Trust’s effective maturity and duration. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended October 31, 2008 were as follows:

Contracts

Outstanding at October 31, 2007	397
Futures Opened	496
Futures Closed	(893)

Outstanding at October 31, 2008	-0-

B. Inverse Floating Rate Securities The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Trust in seeking to enhance the

Van Kampen Trust for Insured Municipals
Notes to Financial Statements  ■  October 31, 2008  continued

yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Trust’s preferred shares. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Trust’s portfolio securities. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

6. Preferred Shares
The Trust has outstanding 2,880 Auction Preferred Shares (APS) in two series of 1,440 shares each. Dividends are cumulative and the dividend rates are generally reset every 28 days for both series through an auction process. Beginning on February 20, 2008 and continuing through October 31, 2008, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate on APS. The average rate in effect on October 31, 2008 was 2.995%. During the year ended October 31, 2008, the rates ranged from 2.580% to 5.000%.
The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of “Preferred Share Maintenance” expense on the Statement of Operations. The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met. The trust entered into additional inverse floating rate securities as an alternative form of leverage in order to redeem and to retire a portion of its preferred shares. For the year ended October 31, 2008. Transactions in preferred shares were as follows:

	Series A		Series B
	Shares	Value	Shares	Value

Outstanding at 10/31/07	1,800	45,000,000	1,800	45,000,000
Amount Retired	(360)	(9,000,000)	(360)	(9,000,000)

Outstanding at 10/31/08	1,440	36,000,000	1,440	36,000,000

7. Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of October 31, 2008 the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the

Van Kampen Trust for Insured Municipals
Notes to Financial Statements  ■  October 31, 2008  continued

financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Van Kampen Trust for Insured Municipals
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Van Kampen Trust for Insured Municipals

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Insured Municipals (the “Trust”), including the portfolio of investments, as of October 31, 2008, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Insured Municipals as of October 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 18, 2008

Van Kampen Trust for Insured Municipals
Dividend Reinvestment Plan

The dividend reinvestment plan (the “Plan”) offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of the Trust. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time.

Plan benefits

• Add to your account

You may increase your shares in the Trust easily and automatically with the Plan.

• Low transaction costs

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value. In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

• Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the Plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to vankampen.com.

• Safekeeping

Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name”—in the name of your brokerage firm, bank, or other financial institution—you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.
If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its net asset value

Van Kampen Trust for Insured Municipals
Dividend Reinvestment Plan  continued

(NAV), you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium If the Trust is trading at a premium—a market price that is higher than its NAV—you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you’ll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount If the Trust is trading at a discount—a market price that is lower than its NAV—you’ll pay the market price for your reinvested shares.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting vankampen.com, calling toll-free (800) 341-2929 or notifying us in writing at Van Kampen Closed End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the “record date,” which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or distribution.

Costs of the plan

There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Trust. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions.

Van Kampen Trust for Insured Municipals
Dividend Reinvestment Plan  continued

You will receive tax information annually to help you prepare your federal and state income tax returns.
Van Kampen does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

How to withdraw from the Plan

To withdraw from the Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.
Van Kampen Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, they will be held by Computershare Trust Company N.A.
2.	If you opt to sell your shares through Van Kampen, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions and a $2.50 service fee.
3.	You may sell your shares through your financial advisor through the Direct Registration Systems (“DRS”). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.
The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 800-341-2929 or visit vankampen.com.

Van Kampen Trust for Insured Municipals
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Trust Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2008. The Trust designated 100.0% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the investment Company Act of 1940, as amended.

Van Kampen Trust for Insured Municipals
Results of Shareholder Votes

The Annual Meeting of the Shareholders of the Trust was held on June 18, 2008, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

	# of Shares
	In Favor	Withheld

David C. Arch	8,697,795	163,091
Jerry D. Choate	8,678,818	182,068
Howard J. Kerr	8,678,432	182,454
Suzanne H. Woolsey	8,672,042	188,844

The other trustees of the Trust whose terms did not expire in 2008 are Rod Dammeyer, Linda Hutton Heagy, R. Craig Kennedy, Hugo F. Sonnenschein, Wayne W. Whalen and Jack E. Nelson.

Van Kampen Trust for Insured Municipals
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 1991	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Trust for Insured Municipals
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2003	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 1991	President of CAC, LLC, a private company offering capital investment and management advisory services.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Trust for Insured Municipals
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2003	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 1992	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Trust for Insured Municipals
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Trust for Insured Municipals
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2003	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Trust for Insured Municipals
Trustee and Officer Information  continued

Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1991	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Trust for Insured Municipals
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (52) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Van Kampen Trust for Insured Municipals
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1998	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Trust for Insured Municipals
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Trust for Insured Municipals
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Trust for Insured Municipals
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Trust for Insured Municipals
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Trust for Insured Municipals
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

VIMANN 12/08
IU08-06094P-Y10/08

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and November 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008. All three editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2008

	Registrant		Covered Entities(1)
Audit Fees	$37,945		N/A

Non-Audit Fees
Audit-Related Fees	$415	(3)	$215,000	(2)
Tax Fees	$2,750	(4)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$3,165		$215,000

Total	$41,110		$215,000
2007

	Registrant		Covered Entities(1)
Audit Fees	$34,475		N/A

Non-Audit Fees
Audit-Related Fees	$400	(3)	$244,200	(2)
Tax Fees	$1,600	(4)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$2,000		$244,200

Total	$36,475		$244,200

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically annual agreed upon procedures for rating agencies.

(4)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
-	Van Kampen Investments Inc.

-	Van Kampen Asset Management

-	Van Kampen Advisors Inc.

-	Van Kampen Funds Inc.

-	Van Kampen Investor Services Inc.

-	Morgan Stanley Investment Management Inc.

-	Morgan Stanley Trust Company

-	Morgan Stanley Investment Management Ltd.

-	Morgan Stanley Investment Management Company

-	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate and Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust invests in exclusively non-voting securities and therefore this item is not applicable to the Trust.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and the overall execution of the strategy of the Fund are Mark Paris, Robert W. Wimmel and William Black, each an Executive Director of the Adviser.
Mr. Paris has been associated with the Adviser in an investment management capacity since August 2002 and began managing the Fund in December 2007. Mr. Wimmel has been associated with the Adviser in an investment management capacity since August 1996 and began managing the Fund in November 2001. Mr. Black has been associated with the Adviser as a High Yield Municipal Analyst since June 1998 and began managing the Fund in December 2007.
The composition of the team may change from time to time.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
As of October 31, 2008:
Mr. Paris managed 17 registered investment companies with a total of approximately $10.8 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $13.6 million in assets.

Mr. Wimmel managed 16 registered investment companies with a total of approximately $7.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.
Mr. Black managed 12 registered investment companies with a total of approximately $9.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.
Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage accounts for other investment companies, pooled investment vehicles or other accounts that charge a performance-based fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGER COMPENSATION STRUCTURE
Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
— Cash Bonus;
— Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;
— Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

- Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
- Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.
- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
- Contribution to the business objectives of the Adviser.
- The dollar amount of assets managed by the portfolio manager.
- Market compensation survey research by independent third parties.
- Other qualitative factors, such as contributions to client objectives.
- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
As of October 31, 2008, the portfolio managers did not own any shares of the Fund.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

			Total Number of	Maximum Number
			Shares Purchased as	of Shares that may
			Part of Publicly	yet be Purchased
	Total Number of	Average Price	Announced Plans	Under the Plans or
Period	Shares Purchased	Paid per Share	or Programs	Programs

November	17,492	13.64	17,492	887,232
December	43,300	13.56	43,300	843,932
January	17,100	14.05	17,100	826,832
February	14,400	13.78	14,400	812,432
March	—	—	—	812,432
April	—	—	—	812,432
May	2,400	13.62	2,400	810,032
June	—	—	—	810,032
July	—	—	—	810,032
August	—	—	—	810,032
September	3,100	11.12	3,100	806,932
October	—	—	—	806,932

The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Trustees.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Trust For Insured Municipals

By:	/s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: December 17, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: December 17, 2008

By:	/s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: December 17, 2008